UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29507	20-2932652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7621 Little Avenue, Suite 414 Charlotte, North Carolina 28226
(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 366-5122

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 15, 2017, Chanticleer Holdings Inc. (the “Company”) issued a press release announcing its first quarter earnings results. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company will hold a conference call on Monday May 15, 2017 at 4:30 pm. Eastern Time. To access the call, dial (877) 407-8133 approximately five minutes prior to the scheduled start time. International callers please dial (201) 689-8040. To access the webcast, including the quarterly slide presentation, log onto the Chanticleer website at: http://www.chanticleerholdings.com/

A replay of the teleconference will be available until June 15, 2017 and may be accessed by dialing (877) 481-4010. International callers may dial (919) 882-2331. Callers should use conference ID: 10393.

Use of Non-GAAP Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non cash expenses, transaction and severance related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income, franchise revenue and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the Company’s operating performance and by the Company’s creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company’s performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules to the press release. For further information, please refer to Chanticleer’s Quarterly Report on Form 10-Q to be filed with the SEC on or about May 15, 2017, available online at www.sec.gov.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2017, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”).

A total of 12,835,293 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting to consider and vote on the matters listed below. This represented approximately 54% of the Company’s shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below, each of which is described in more detail in the Company’s 2017 definitive proxy statement filed with the SEC on April 19, 2017, were submitted to a vote of the stockholders and approved at the Annual Meeting.

Proposal 1 – To elect the five directors

The Company’s stockholders elected the following five directors, based on the following final voting results:

	For	Against	Abstain	Broker Non-Votes
Michael D. Pruitt	8,553,945	7,032	-	4,274,316
Gregory E. Kraut	8,553,945	7,032	-	4,274,316
Neil C. Kiefer	8,553,945	7,032	-	4,274,316
Keith J. Johnson	8,553,945	7,032	-	4,274,316
Russell J. Page	8,553,945	7,032	-	4,274,316

Proposal 2 – To authorize the Company’s Board of Directors, in its sole discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split between one-for-two (1:2) and one-for-ten (1:10) by June 30, 2017 (the “Reverse Stock Split”)

The Company’s stockholders authorized the Company’s Board of Directors, in its sole discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split between one-for-two (1:2) and one-for-ten (1:10) by June 30, 2017 (the “Reverse Stock Split”), based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
8,553,402	7,032	543	4,274,316

Proposal 3 – To approve an amendment to the Company bylaws to authorize the Board of Directors to set the maximum size of the board between five (5) and nine (9) seats, from time to time

The Company’s stockholders approved an amendment to the Company’s bylaws to authorize the Board of Directors to set the maximum size of the board between five (5) and nine (9) seats, from time to time, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
8,211,945	7,032	342,000	4,274,316

Proposal 4 – To approve, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement)

The Company’s stockholders approved, on an advisory basis, the compensation of our Named Executive Officers (as defined in the Proxy Statement), based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
7,990,502	7,032	563,443	4,274,316

Proposal 5 – To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017

The Company’s stockholders ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
8,554,564	5,870	543	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press release of Chanticleer Holdings Inc. dated May 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Chanticleer Holdings, Inc., a Delaware corporation (Registrant)

Date: May 15, 2017	By:	/s/ Michael D. Pruitt
	Name:	Michael D. Pruitt
	Title:	Chief Executive Officer